UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

____________

Date of Report (Date of earliest event reported) January 26, 2005 (January 21, 2005)

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)
9 West 57th Street New York, NY (Address of principal executive office)		10019 (Zip Code)
Registrant's telephone number, including area code  (212) 413-1800

None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 21, 2005, we entered into an amendment to the Amended and Extended Employment Agreement, dated as of July 1, 2002, by and between Cendant Corporation and
Henry R. Silverman, our Chairman and Chief Executive Officer. The amendment clarifies that the post-termination restrictive covenants applicable to Mr. Silverman under the Employment Agreement (which, for example, preclude Mr. Silverman from competing against Cendant for his lifetime) will not terminate if and when Mr. Silverman’s right to post-termination compensation expires. A copy of such amendment, attached as Exhibit 10.1, is incorporated by reference herein.

On January 21, 2005, our Compensation Committee approved amendments to our 2004 Performance Metric Long Term Incentive Plan. The purpose of the plan is to provide performance-based equity incentive grants to designated key employees. The amendments to the plan relate to the (i) calculation of “free cash flow”; (ii) definition of “total consideration” and (iii) provisions related to adjustments to pre-established performance goals in connection with acquisitions. A copy of such plan, as so amended, is attached as Exhibit 10.2 and incorporated by reference herein.

On January 21, 2005, our Compensation Committee approved an Officer Personal Financial Services Policy. Such policy relates to the provision by Cendant of personal financial services perquisites to its designated executives. A copy of such policy, attached as Exhibit 10.3, is incorporated by reference herein.

Item 8.01	Other Events.

On January 24, 2005, we announced our Board of Director's approval of a regular quarterly cash dividend of $0.09 per common share, payable March 15, 2005 to stockholders of record on February 28, 2005. In addition, we announced that our annual meeting of stockholders will be held on April 26, 2005. The record date for the determination of stockholders entitled to receive notice of, and vote at, the meeting is February 28, 2005. A copy of this press release, attached as Exhibit 99.1, is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

10.1	Amendment to the Amended and Extended Employment Agreement, dated as of July 1, 2002, by and between Cendant Corporation and Henry R. Silverman, dated January 21, 2005.
10.2	Cendant Corporation 2004 Performance Metric Long Term Incentive Plan, Amended and Restated as of January 21, 2005.
10.3	Cendant Corporation Officer Personal Financial Services Policy.
99.1	Press Release, dated January 24, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ Eric J. Bock
Eric J. Bock Executive Vice President, Law and Corporate Secretary

Date:  January 26, 2005

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated January 26, 2005 (January 21, 2005)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to the Amended and Extended Employment Agreement, dated as of July 1, 2002, by and between Cendant Corporation and Henry R. Silverman, dated January 21, 2005.
10.2	Cendant Corporation 2004 Performance Metric Long Term Incentive Plan, Amended and Restated as of January 21, 2005.
10.3	Cendant Corporation Officer Personal Financial Services Policy.
99.1	Press Release, dated January 24, 2005.